SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2005
                                                         -----------------------

                              TASKER CAPITAL CORP.
             (Exact name of registrant as specified in its charter)

      Nevada                        000-32019                   88-0426048
--------------------------------------------------------------------------------
 (State or other                  (Commission                  (IRS Employer
jurisdiction of                   File Number)            Identification Number)
incorporation)

             39 Old Ridgebury Road, Suite 14, Danbury, CT 06810-5116
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (203) 730-4350
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 5, 2005, the Registrant issued a press release announcing the addition of Richard D. Falcone to the Registrant's Board of Directors. See Exhibit 99.1.

The information contained in Item 7.01 to this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this
Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are furnished with this report:

Exhibit No.   Exhibit Description

99.1          Press release issued by Tasker Capital Corp., dated August 5, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TASKER CAPITAL CORP.
                                        (Registrant)


                                        By: /s/ Robert D. Jenkins
                                           -------------------------------------
                                                Robert D. Jenkins
                                                Chief Financial Officer

Date:  August 5, 2005